Exhibit 10.1
EXECUTION COPY
THIRD AMENDMENT AND RESTATEMENT AGREEMENT (this “Agreement”) dated as of December 21, 2010, among USG CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent under the Second Amended and Restated Credit Agreement dated as of January 7, 2009, among the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and Goldman Sachs Credit Partners, L.P., as syndication agent (as amended, supplemented or otherwise modified, the “Existing Credit Agreement”).
WHEREAS the Borrower has requested, and the undersigned Lenders (such term and each other capitalized term used but not defined in these recitals having the meaning assigned to such term in Section 1 hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein and in the Restated Credit Agreement (as defined below), that (a) the Existing Credit Agreement will be amended and restated as provided herein and (b) the Loan Parties will reaffirm their respective obligations (including, without limitation, the grant of a security interest in their respective Collateral) under the Collateral Documents and the Guarantee Agreement.
NOW, THEREFORE, the Borrower, the undersigned Lenders and the Administrative Agent hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Restated Credit Agreement referred to below (except as otherwise expressly set forth herein).
SECTION 2. Restatement Effective Date. (a) The transactions provided for in Section 3 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.
(b) The “Restatement Effective Date” shall be specified by the Borrower, and shall be a date not later than December 21, 2010, as of which date all the conditions set forth or referred to in Section 4 hereof shall have been satisfied.
SECTION 3. Amendment and Restatement of the Existing Credit Agreement. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”).

(b) The aggregate principal amount of all Revolving Loans, Swingline Loans, Letters of Credit and Overadvances (in each case, if any) outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and from and after such date, the terms of the Restated Credit Agreement will govern the rights of the Administrative Agent, the Lenders and the Issuing Bank with respect thereto, including, without limitation, the Applicable Rate applicable to such outstanding Loans.
(c) As of the Restatement Effective Date and after giving effect to the transactions set forth in the Master Assignment Agreement dated as of the date hereof among the Borrower, the Lenders party thereto and the Administrative Agent, (i) the Revolving Commitments (as such term is defined in the Existing Credit Agreement) shall be automatically reduced from $500,000,000 to $400,000,000 in accordance with Section 2.08 of the Restated Credit Agreement, provided that the Lenders hereby waive the advance notice requirement set forth in Section 2.08(c) of the Restated Credit Agreement in respect of such reduction and (ii) immediately following the Revolving Commitment reduction referenced in clause (i) of this paragraph (c), each Lender party hereto shall be deemed to have assigned that portion of its interests, rights and obligations with respect to the Revolving Commitments of such Lender outstanding under the Restated Credit Agreement on the Restatement Effective Date (all such interests, rights and obligations to be referred to herein as the “Assigned Interests”), or shall be deemed to have assumed a portion of the Assigned Interests so assigned pursuant to this clause (ii), in accordance with Section 9.04 of the Restated Credit Agreement such that, upon given effect to such assignment and assumption, each such Lender holds Revolving Commitments (and a pro rata share of the interests in respect of Letters of Credit, Swingline Loans and Overadvances) in an amount equal to that set forth on Schedule 2.01 of the Restated Credit Agreement opposite such Lender’s name, provided that the Administrative Agent and the Lenders hereby waive the minimum assignment requirements, the recordation fee requirement and the requirement to execute a separate Assignment and Assumption, in each case set forth in Section 9.04(b)(ii) of the Restated Credit Agreement in respect of such assignments and assumptions. Without limiting the generality of the foregoing, each Lender party hereto hereby makes the representations and warranties required to be made under paragraphs 1.1 and 1.2, respectively, of Annex I to Exhibit A to the Restated Credit Agreement by an Assignor and Assignee with respect to the Assigned Interests being assigned or assumed by such Lender hereunder, as the case may be. The Borrower hereby consents to each such assignment and assumption.
SECTION 4. Conditions. The consummation of the transactions set forth in Section 3 hereof shall be subject to the satisfaction of the following conditions precedent:
(a) Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from the Borrower and each Lender a counterpart of this Agreement signed on behalf of such party (or written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page) that such party has signed a counterpart of this Agreement), (ii) from each party thereto a counterpart of a Reaffirmation Agreement substantially in the form of Exhibit B hereto (the “Reaffirmation Agreement”) signed on behalf of such party (or written evidence reasonably satisfactory to the Administrative

Agent (which may include facsimile or other electronic transmission of a signed signature page) that such party has signed a counterpart of the Reaffirmation Agreement) and (iii) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (A) Jones Day, counsel for the Borrower and the other Loan Parties, substantially in the form of Exhibit C hereto, and (B) local counsel in each jurisdiction where a Loan Party is organized (other than any such jurisdiction covered by the opinion given pursuant to the immediately preceding clause (A)), in each case covering such matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Administrative Agent shall reasonably request.
(b) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Restatement Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement (or, in lieu thereof, a certification to the effect that such constating documents have not been amended or otherwise modified since January 7, 2009), and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization (and, to the extent that such good standing certificate is not dated as of the Restatement Effective Date, a bring-down good standing certificate dated as of the Restatement Effective Date).
(c) No Default Certificate. The Administrative Agent shall have received a certificate, signed by the chief financial officer or treasurer of the Borrower and dated the Restatement Effective Date, (A) stating that, as of the Restatement Effective Date and after giving effect to the Restatement Transactions, no Default or Event of Default has occurred and is continuing and (B) stating that the representations and warranties contained in the Loan Documents that are qualified by materiality are true and correct and the representations and warranties contained in the Loan Documents that are not so qualified are true and correct in all material respects, in each case on and as of such date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct (or true and correct in all material respects, as the case may be) as of such earlier date.
(d) Fees. The Administrative Agent (or, if required by the relevant Loan Document or other written agreement relating to any document, the applicable Lender or Affiliate thereof) shall have received all fees and other amounts due and payable by any Loan Party on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel), in each case, required to be reimbursed or paid by any Loan Party under any Loan Document or any other written agreement relating to any Loan Document entered into by the Borrower and the Administrative Agent (or by the applicable Lender or Affiliate thereof, as the case may be). In addition, the Borrower shall have paid to the Administrative Agent, for the account of the Administrative Agent, the Issuing Bank and the Lenders, all unpaid fees, interest and other amounts that have accrued under the Existing Credit Agreement prior to the Restatement Effective Date.

(e) Perfection Certificate; Lien Searches. The Administrative Agent shall have received (i) a completed Perfection Certificate, dated the Restatement Effective Date, together with all attachments contemplated thereby and (ii) the results of a recent lien search in the jurisdictions requested by the Administrative Agent based on the Perfection Certificate, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.02 of the Restated Credit Agreement or discharged on or prior to the Restatement Effective Date pursuant to a pay-off letter or other documentation reasonably satisfactory to the Administrative Agent.
(f) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate dated as of the Restatement Effective Date that calculates the Borrowing Base as of November 30, 2010.
(g) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior to and superior in right to any other Person (other than with respect to Liens expressly permitted by clauses (ii) through (iv), (vi) and (xi) of Section 6.02 of the Restated Credit Agreement), shall be in proper form for filing, registration or recordation.
(h) “Know Your Customer” Requirements. The Lenders shall have received all documentation and other information requested by the Administrative Agent and required under applicable “know your customer” rules and regulations, including all information required to be delivered pursuant to Section 9.13 of the Restated Credit Agreement.
SECTION 5. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof that, when taken together, bear the signatures of the Borrower, the Administrative Agent, each of the Lenders (as such term is defined in the Existing Credit Agreement) and each Lender that will have a Revolving Commitment on the Restatement Effective Date shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and each of the Lenders party hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6. Perfection Certificate. The Lenders hereby agree that the delivery of the Perfection Certificate pursuant to Section 4(e) hereof shall satisfy the Borrower’s obligation to deliver the certificate required by Section 4.01(f) of the Security Agreement with respect to the fiscal year of the Borrower ending December 31, 2010.
SECTION 7. No Novation. Until this Agreement becomes effective in accordance with its terms and the Restatement Effective Date shall have occurred, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. After the Restatement Effective Date, all obligations of the Borrower under the Existing Credit Agreement shall become obligations of the Borrower under the Restated Credit Agreement and the provisions of the Existing Credit Agreement shall be superseded by the provisions of the Restated Credit Agreement.
Without limiting the generality of the foregoing, this Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement or any other obligations for the payment of money outstanding under the Existing Credit Agreement or release the Liens granted under or the priority of any Collateral Document or any security therefor. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement or any other obligations for the payment of money outstanding under the Existing Credit Agreement, in each case which shall remain outstanding after the Restatement Effective Date as modified hereby. Nothing implied herein shall be construed as a release or other discharge of the Borrower or any Subsidiary thereof under any Loan Document from any of its obligations and liabilities as the “Borrower”, a “Grantor” or a “Guarantor” under the Existing Credit Agreement or the Loan Documents. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.
SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.
SECTION 9. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

USG CORPORATION
By:	/s/ Karen L. Leets
	Name:	Karen L. Leets
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent, Issuing Bank and Swingline Lender
By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

SIGNATURE PAGE TO THE THIRD
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
DECEMBER 21, 2010, AMONG USG
CORPORATION, THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT, ISSUING
BANK AND SWINGLINE LENDER

MORGAN STANLEY BANK, N.A.
Name of Institution

By:	/s/ Sherrese Clarke
	Name:	Sherrese Clarke
	Title:	Authorize Signatory

By:	N/A
	Name:	N/A
	Title:	N/A

SIGNATURE PAGE TO THE THIRD
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
DECEMBER 21, 2010, AMONG USG
CORPORATION, THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT, ISSUING
BANK AND SWINGLINE LENDER

WELLS FARGO BANK, N.A.
Name of Institution

By:	/s/ James R. Bednark
	Name:	James R. Bednark
	Title:	Senior Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE THIRD
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
DECEMBER 21, 2010, AMONG USG
CORPORATION, THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT, ISSUING
BANK AND SWINGLINE LENDER

Royal Bank of Canada
Name of Institution

By:	/s/ Pierre Nolvege
	Name:	Pierre Nolvege
	Title:	Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO THE THIRD
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
DECEMBER 21, 2010, AMONG USG
CORPORATION, THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT, ISSUING
BANK AND SWINGLINE LENDER

US Bank National Association
Name of Institution

By:	/s/ Christopher Fudge
	Name:	Christopher Fudge
	Title:	VP

By:
Name:
Title:

SIGNATURE PAGE TO THE THIRD
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
DECEMBER 21, 2010, AMONG USG
CORPORATION, THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT, ISSUING
BANK AND SWINGLINE LENDER

THE NORTHERN TRUST COMPANY
Name of Institution

By:	/s/ Keith L. Burson
	Name:	Keith L. Burson
	Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE THIRD
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
DECEMBER 21, 2010, AMONG USG
CORPORATION, THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT, ISSUING
BANK AND SWINGLINE LENDER

Goldman Sachs Lending Partners LLC.

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE THIRD
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
DECEMBER 21, 2010, AMONG USG
CORPORATION, THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT, ISSUING
BANK AND SWINGLINE LENDER

CITIBANK, N.A.
Name of Institution

By:	/s/ Thomas M. Halsch
	Name:	Thomas M. Halsch
	Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE THIRD
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
DECEMBER 21, 2010, AMONG USG
CORPORATION, THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT, ISSUING
BANK AND SWINGLINE LENDER

/s/ Bank of America, N.A.
Name of Institution

By:	/s/ Jason Hoefler
	Name:	Jason Hoefler
	Title:	Vice President

By:
Name:
Title:

EXHIBIT B TO
THIRD AMENDMENT AND
RESTATEMENT AGREEMENT
REAFFIRMATION AGREEMENT (this “Agreement”) dated as of December 21, 2010, among USG CORPORATION, a Delaware corporation (“Borrower”), each subsidiary of the Borrower that is a signatory hereto (each, a “Subsidiary Party” and, together with the Borrower, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent under the Existing Credit Agreement (as defined in the Restatement Agreement referred to below).
WHEREAS the Borrower, the Lenders (such term and each other capitalized term used but not defined herein having the respective meanings assigned to such terms in the Restatement Agreement (as defined below) or the Existing Credit Agreement, as the case may be) and JPMCB, as Administrative Agent, Issuing Bank and Swingline Lender, have entered into the Third Amendment and Restatement Agreement dated as of December 21, 2010 (the “Restatement Agreement”);
WHEREAS each of the Reaffirming Parties is party to one or more of the Collateral Documents and the Guarantee Agreement (collectively, the “Reaffirmed Agreements”);
WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Restatement Agreement becoming effective and the consummation of the transactions contemplated thereby; and
WHEREAS the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Restatement Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
Reaffirmation/Third Amendment and Restatement
SECTION 1.01. Reaffirmation. (a) Each of the Reaffirming Parties hereby consents to the Restatement Agreement and the transactions contemplated thereby and hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Reaffirmed Agreements to which it is party and agrees that, notwithstanding the effectiveness of the Restatement Agreement and the consummation of the transactions contemplated thereby (including, without limitation, the amendment and restatement of the Existing Credit Agreement), such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Restated Credit Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required under any applicable law or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with Section 5.10 of the Restated Credit Agreement and hereby reaffirms its obligations under each similar provision of each Reaffirmed Agreement to which it is a party.

(b) Each of the Reaffirming Parties party to each of the Reaffirmed Agreements securing the Obligations hereby confirms and agrees that the Revolving Loans, the Letters of Credit, the Swingline Loans and the Overadvances (in each case, if any) have constituted and continue to constitute Obligations (or any word of like import) under such documents.
SECTION 1.02. Amendment and Restatement. On and after the effectiveness of the Restatement Agreement, (i) each reference in each Reaffirmed Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Restated Credit Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any Reaffirmed Agreement by reference to the terms defined in the “Credit Agreement” shall be amended to be defined by reference to the defined term in the Restated Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.
ARTICLE II.
Representations and Warranties
Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:
SECTION 2.01. Organization. Such Reaffirming Party is duly organized and validly existing and, to the extent such concept is applicable in the corresponding jurisdiction, in good standing under the laws of the jurisdiction of its organization.
SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

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SECTION 2.03. Reaffirmed Agreements. The representations and warranties of such Reaffirming Party contained in each Reaffirmed Agreement that are qualified by materiality are true and correct and the representations and warranties of such Reaffirming Party contained in each Reaffirmed Agreement that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct (or true and correct in all material respect, as the case may be) as of such earlier date).
ARTICLE III.
Miscellaneous
SECTION 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Restated Credit Agreement.
SECTION 3.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
SECTION 3.03. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.
SECTION 3.04. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
SECTION 3.05. Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.
SECTION 3.06. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 3.07. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

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SECTION 3.08. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Restatement Agreement shall discharge or release the Lien or priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing or guaranteeing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Restatement Agreement, the Restated Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Subsidiary Party under any Reaffirmed Agreement from any of its obligations and liabilities as the “Borrower”, a “Grantor” or a “Guarantor” under the Existing Credit Agreement or the Reaffirmed Agreements. Each of the Reaffirmed Agreements shall remain in full force and effect until (as applicable) and except to any extent modified hereby or in connection herewith.
[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

USG CORPORATION,

by
Name:
Title:

UNITED STATES GYPSUM COMPANY,

by

Name:
Title:

USG INTERIORS, INC.,

by

Name:
Title:

L & W SUPPLY CORPORATION,

by

Name:
Title:

CALIFORNIA WHOLESALE MATERIAL SUPPLY, LLC,

by

Name:
Title:

LIVONIA BUILDING MATERIALS, LLC,

by

Name:
Title:

USG FOREIGN INVESTMENTS, LTD.,

by

Name:
Title:

OTSEGO PAPER, INC.,

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

EXHIBIT C
Form of Jones Day Opinion
[Date of Reaffirmation Agreement]
JPMorgan Chase Bank, N.A., as
administrative agent under, and
the lenders party to, the
Reaffirmation Agreement
referred to below
Re: [Borrower]
Ladies and Gentlemen:
We have acted as special counsel to [                    ] (collectively, the “Delaware Opinion Parties”), and [                                        ] (the “Excepted Opinion Party”, and the Excepted Opinion Party together with the Delaware Opinion Parties, the “Opinion Parties”) in connection with (x) the [Third Amendment and Restatement Agreement] (the “Amendment”) dated as of [                    ], among [Borrower], the various financial institutions party thereto as lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), issuing bank and swingline lender, (y) the [Third Amended and Restated Credit Agreement] (the “Credit Agreement”) dated as of [                    ], among [Borrower], the various financial institutions party thereto as lenders (the “Lenders”) and the Administrative Agent and the other agents party thereto, which is attached as Exhibit A to the Amendment and (z) the [Reaffirmation Agreement] (as defined below), entered into in connection with the [Amendment] and the [Credit Agreement]. As used herein with respect to a reference to any Transaction Document (as defined below), “Applicable Opinion Party” (or any variation thereof) means the Opinion Party(ies) party to such Transaction Document.
This opinion is delivered to you pursuant to Section [_____] of the Amendment. Capitalized terms used herein, but not otherwise defined herein, have the meanings set forth for such terms in the Amendment. The Uniform Commercial Code, as amended and in effect in the State of New York on the date hereof, is referred to as the “NY UCC”. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent, if any, otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of the assumptions or items upon which we have relied.

[Date of Opinion]

In connection with the opinions expressed herein, we have examined such documents, records and matters of law as we have deemed necessary for the purposes of this opinion. We have examined, among other documents, the following:
(a) [Transaction Documents to be listed]; and
(b) [Organizational Documents to be listed].
The documents referred to in items (_____) through (_____) above are referred to as the “Transaction Documents”. The documents referred to in items (_____) through (_____) above are referred to as the “Organizational Documents”.
[Assumptions, qualifications and reliances to be agreed upon]
Based on the foregoing, and subject to the limitations, qualifications and assumptions set forth in this letter, we are of the opinion that:
(1)	Each Opinion Party is an organization existing and in good standing under the laws of the jurisdiction of its organization. Each Delaware Opinion Party has the organizational power and authority to execute and deliver the Transaction Documents and perform its obligations thereunder.
(2)	The execution and delivery by each Applicable Opinion Party of the Transaction Documents and performance by such Opinion Party of its obligations thereunder:
(i)	do not violate any agreement, instrument, order, writ, judgment, injunction, decree, determination, or award binding upon such Opinion Party or its property (this opinion being limited (x) to those agreements, instruments, orders, writs, judgments, injunctions, decrees, determinations and awards that have been identified to us in the [Officer’s Certificate] (collectively, the “Reviewed Agreements”) and (y) in that we express no opinion with respect to any violation not readily ascertainable from the face of any such Reviewed Agreement or arising under or based upon any cross default provision insofar as it relates to a default under an agreement, instrument, order, writ, judgment, injunction, decree, determination, or award not so identified to us, or arising under or based upon any covenant of a financial or numerical nature or requiring computation),
(ii)	will not result in or require the creation or imposition of any security interest or lien upon any of the properties of such Opinion Party pursuant to the provisions of any agreement binding upon such Opinion Party or its properties other than security interests or liens created by the Transaction Documents and any other security interests or liens in favor of the Administrative Agent or the Lenders arising under any of the Transaction Documents or applicable law (this opinion being limited to the Reviewed Agreements) and
(iii)	in the case of each Delaware Opinion Party, do not contravene any provision of any Organizational Document of such Opinion Party.

[Date of Opinion]

(3)	The execution and delivery by each Delaware Opinion Party of the Transaction Documents and the performance by such Opinion Party of its obligations thereunder:
(i)	have been duly authorized by all necessary organizational action by such Opinion Party,
(ii)	do not require under the Delaware General Corporation Law or the Delaware Limited Liability Company Act (as amended, collectively, “Applicable Delaware Law”) any filing or registration by such Opinion Party with, or notice to, or approval or consent of, any governmental agency or authority, that has not been made or obtained except:
(A)	those required in the ordinary course of business in connection with the performance by such Opinion Party of its obligations under certain covenants contained in the Transaction Documents,
(B)	pursuant to securities and other laws that may be applicable to the disposition of any collateral subject thereto, and
(D)	other filings under securities laws and filings, registrations, consents or approvals, in each case, not required to be made or obtained by the date hereof, and
(iii)	do not violate Applicable Delaware Law applicable to such Opinion Party or its property.
[                                        ], sole member of the Excepted Opinion Party, has been duly authorized by all necessary organizational action by [                                        ] to authorize the Excepted Opinion Party’s execution, delivery and performance of the Transaction Documents to which the Excepted Opinion Party is a party (it being acknowledged that we express no opinion herein as to the execution, delivery and performance of any Transaction Document by the Excepted Opinion Party).
(4)	The execution and delivery by each Applicable Opinion Party of the Transaction Documents and the performance by such Opinion Party of its obligations thereunder:
(i)	do not require under present law or present regulation of any governmental agency or authority of the State of New York or of the United States of America any filing or registration by such Opinion Party with, or notice to, or approval or consent of, any governmental agency or authority of the State of New York or the United States of America that has not been made or obtained except:
(A)	those required in the ordinary course of business in connection with the performance by such Opinion Party of its obligations under certain covenants contained in the Transaction Documents,
(B)	pursuant to securities and other laws that may be applicable to the disposition of any collateral subject thereto, and

[Date of Opinion]

(C)	other filings under securities laws and filings, registrations, consents or approvals, in each case, not required to be made or obtained by the date hereof, and
(ii)	do not violate any present law, or present regulation of any governmental agency or authority, of the State of New York or the United States of America applicable to such Opinion Party or its property.
(5)	Each Transaction Document has been duly executed and delivered on behalf of each Delaware Opinion Party. Each Transaction Document constitutes a valid and binding obligation of each Applicable Opinion Party, enforceable against each such Opinion Party in accordance with its terms.
(6)	No Opinion Party is required to register as an “investment company” (under, and as defined in, the Investment Company Act of 1940, as amended (the “1940 Act”)) and no Opinion Party is a company controlled by a company required to register as such under the 1940 Act.
(7)	The Transaction Documents do not, of themselves, affect the sufficiency of the provisions of the [Security Agreement] (as defined in the [Credit Agreement]) to create in favor of the Administrative Agent, on behalf of and for the benefit of the Secured Parties (as defined in the [Credit Agreement]) a security interest in all right, title and interest of each Opinion Party in such of the Collateral (as defined in the [Security Agreement]) in which a security interest can be granted under and pursuant to Article 9 of the NY UCC (such Collateral being hereinafter referred to as the “Specified UCC Collateral”), to the extent that the creation of security interests in the Specified UCC Collateral is governed by the NY UCC.
The opinions set forth above are subject to the following qualifications:
(A) [Qualifications to be agreed upon]
The opinions expressed herein are limited to [Limitations on law to be agreed upon].
The opinions expressed herein are for the benefit of the addressees hereof and their respective successors and assigns in connection with the transaction referred to herein and may not be relied on by such Person for any other purpose or in any manner or for any purpose by any other person or entity.
Very truly yours,
Jones Day